UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

FORTUNE VALLEY TREASURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55555	32-0439333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

B1601 Oriental Impression Building 2 Liansheng Road, Humen Town Dongguan, Guangdong Province, China	523900
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (769) 8572 9133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on January 6, 2021, Fortune Valley Treasures, Inc. (the “Company”), along with Daxing Huashang (Hong Kong) Investment Co., Ltd, a Hong Kong company and a wholly-owned subsidiary of the Company (“DILHK”), entered into an equity interest transfer agreement (the “Equity Transfer Agreement”) with Valley Holdings Limited (“Valley Holdings”), a Hong Kong company, and Angel International Investment Holdings Limited (“Angel International”), a shareholder owning 70% of the equity interest in Valley Holdings. Valley Holdings owns approximately 88% of the equity of Valley Foods Holdings (Guangzhou) Co., Ltd., a food wholesale and food additives production and sales company in China. Under the Equity Transfer Agreement, DILHK agreed to purchase Angel International’s 70% equity in Valley Holdings in exchange for shares of common stock of the Company.

On July 8, 2022, the Company, DILHK, Angel International and Valley Holdings entered into a termination agreement (the “Termination Agreement”) pursuant to which the parties agreed to terminate the Equity Transfer Agreement. The Equity Transfer Agreement was terminated effective as of July 8, 2022 and the parties have no further rights or obligations under the Equity Transfer Agreement. The parties further agreed to waive their rights to any claims that may arise under the Equity Transfer Agreement. As of the date of the Termination Agreement, no equity interest of Valley Holdings had been transferred to DILHK.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Termination Agreement dated July 8, 2022 (English translation)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 8, 2022

FORTUNE VALLEY TREASURES, INC.

By:	/s/ Yumin Lin
Name:	Yumin Lin
Title:	Chief Executive Officer